UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 15, 2007

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000 — 30733	41-1978822

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10700 Bren Road West
Minnetonka, Minnesota		55343

(Address of principal executive offices)		(Zip Code)

(952) 930-6000

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02. Results of Operations and Financial Condition.
On February 15, 2007, American Medical Systems Holdings, Inc. issued a press release announcing financial results for its fourth quarter and full year of fiscal year 2006, as well as revenue and earnings guidance for 2007. Attached hereto as Exhibit 99.1 is a copy of the company’s press release dated February 15, 2007, announcing the company’s financial results for 2006 and guidance for 2007. Also attached hereto as Exhibit 99.2 is updated unaudited historical revenue information for Laserscope’s urology business for 2005 and 2006.
The press release includes financial measures that are not calculated in accordance with GAAP, consisting of non-GAAP measures for net income from continuing operations and net income from continuing operations per share adjusted to account for:
•	loss from discontinued operations;

•	the implementation of stock based compensation option expense in accordance with SFAS 123(R) in the first quarter of 2006;

•	in-process research and development charges related to acquisitions completed during 2005 and 2006;

•	financing charges from bridge financing commitments obtained in the second quarter of 2006 related to the Laserscope acquisition; and

•	research and development tax credits and certain other tax items
These adjustments result from facts and circumstances that vary in frequency and/or impact on operations. Management uses these non-GAAP measures to evaluate the company’s operating and financial performance and for planning purposes. Management also uses these non-GAAP measures to compare performance from period to period on a consistent basis. Management believes that this information is useful to investors so that they can evaluate the company’s operating and financial performance using the same measures that management uses and can compare the company’s performance from period to period on a consistent basis.
Reliance on any of the non-GAAP measures included in the press release could limit investors’ ability to compare the company’s operating and financial performance with the performance of other companies. Investors should consider these non-GAAP measures in addition to, but not as a substitute for, financial performance measures in accordance with GAAP. Pursuant to Regulation G, the company has included in the press release a schedule reconciling each non-GAAP financial measure to the most directly comparable GAAP financial measure.
The information contained in this report and the exhibits hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
      (a) Financial Statements of Businesses Acquired.
           Not Applicable.
      (b) Pro Forma Financial Information.
          Not Applicable.
     (c) Shell Company Transactions.
          Not Applicable.
     (d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated February 15, 2007 (included herewith).

99.2	Historical Revenue Information (included herewith).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
Dated: February 15, 2007	By /s/ Mark A. Heggestad
Mark A. Heggestad
Executive Vice President and Chief Financial Officer

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
FORM 8-K
INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated February 15, 2007 (included herewith).

99.2	Historical Revenue Information (included herewith).

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